UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 25, 2007 (May 21, 2007)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33443	20-5653152
Delaware	0-29311	94-3248415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 507-6400

N/A

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 21, 2007, Dynegy Inc., a Delaware corporation (“Dynegy”), entered into an underwriting agreement, dated as of May 21, 2007 (the “Underwriting Agreement”), with Chevron U.S.A. Inc. (the “Selling Stockholder”) and Goldman, Sachs & Co. (the “Underwriter”), pursuant to which the Selling Stockholder agreed to sell to the Underwriter 96,891,014 shares of Dynegy’s Class A common stock in a registered secondary offering pursuant to the shelf registration statement on Form S-3 of Dynegy filed with the SEC on April 16, 2007.

The Underwriting Agreement, which was completed on May 24, 2007, contains customary representations and warranties on Dynegy’s part. Additionally, Dynegy and the Selling Stockholder agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriter may be required to make because of any such liabilities. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Underwriting Agreement attached hereto as Exhibit 1.1.

Dynegy did not receive any of the proceeds from the offering and sale by the Selling Stockholder of the shares of Dynegy’s Class A common stock pursuant to the Underwriting Agreement.

A copy of the press release issued by Dynegy on May 24, 2007, attached hereto as Exhibit 99.1 and related to the offering, is incorporated herein by reference.

*    *    *    *

Also on May 24, 2007, Dynegy, Dynegy Illinois Inc., an Illinois corporation and wholly owned subsidiary of Dynegy (“Dynegy Illinois”), and Dynegy’s principal financing and indirect wholly owned subsidiary Dynegy Holdings Inc., a Delaware corporation (“DHI”), entered into an amendment no. 1, dated as of May 24, 2007 (the “Credit Agreement Amendment”), to that certain Fifth Amended and Restated Credit Agreement, dated as of April 2, 2007 (the “Senior Secured Credit Agreement”), with Citicorp USA, Inc. and JPMorgan Chase Bank, N.A., as co-administrative agents, JPMorgan Chase Bank, N.A., as collateral agent, Citicorp USA Inc., as payment agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners, and the other financial institutions party thereto as lenders or letter of credit issuers.

The Credit Agreement Amendment amended the Senior Secured Credit Agreement by increasing the amount of the existing $850 million revolving credit facility (the “Revolving Facility”) to $1.15 billion and increasing the amount of the existing $400 million term letter of credit facility (the “Term L/C Facility”) to $850 million; the Credit Agreement Amendment did not affect the existing $70 million senior secured term loan facility (the “Term Loan B”) under the Senior Secured Credit Agreement. The Credit Agreement Amendment also amended a pro forma leverage ratio requirement in the Senior Secured Credit Agreement to allow DHI to issue the Notes (as defined and discussed below).

In connection with the completion of the Credit Agreement Amendment, the Acquired Entities Facilities (as defined below) were repaid and discharged as further discussed below, and outstanding letters of credit under the Gen Finance LC Facilities (as defined below) were transferred to, and became outstanding letters of credit under, the Senior Secured Credit Agreement (as amended by the Credit Agreement Amendment).

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Credit Agreement Amendment attached hereto as Exhibit 10.1.

For further information regarding the Revolving Facility, the Term L/C Facility, the Term Loan B and the Senior Secured Credit Agreement, please see (i) the discussion under Items 1.01 and 2.01 of the Current Report on Form 8-K of Dynegy, Dynegy Illinois and DHI filed with the SEC on April 6, 2007 (as amended by the Current Report on Form 8-K/A of Dynegy, Dynegy Illinois and DHI filed with the SEC on May 2, 2007), which discussion is incorporated herein by reference, and (ii) the copy of the Senior Secured Credit Agreement filed as Exhibit 10.1 to such Form 8-K and incorporated herein by reference.

A copy of the press release issued by Dynegy and DHI on May 24, 2007, attached hereto as Exhibit 99.2 and announcing the completion of the Credit Agreement Amendment and DHI’s private offering of the Notes discussed below, is incorporated herein by reference.

*    *    *    *

Contemporaneously with the completion of the Credit Agreement Amendment, DHI completed, on May 24, 2007, the private offering of $1,100,000,000 aggregate principal amount of its 7.75% Senior Unsecured Notes due 2019 (the “2019 Notes”) and $550,000,000 aggregate principal amount of its 7.5% Senior Unsecured Notes due 2015 (the “2015 Notes” and, together with the 2019 Notes, the “Notes”) pursuant to the terms of a purchase agreement, dated as of May 17, 2007, by and among DHI and the several initial purchasers party thereto (the “Purchasers”). The completion of the private offering of the Notes was conditioned upon the completion of the Credit Agreement Amendment.

The Notes are governed by the terms of the Indenture, originally dated as of September 26, 1996, as amended and restated as of March 23, 1998 and again as of March 14, 2001, by and between DHI and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee, as supplemented by the First Supplemental Indenture, dated as of July 25, 2003, the Second Supplemental Indenture, dated as of April 12, 2006, the Third Supplemental Indenture, dated as of May 24, 2007, setting forth the terms of the 2015 Notes (the “Third Supplemental Indenture”) and the Fourth Supplemental Indenture, dated as of May 24, 2007, setting forth the terms of the 2019 Notes (the “Fourth Supplemental Indenture” and the Indenture, as so amended and restated and supplemented, the “Indenture”). DHI will pay interest on the Notes on June 1 and December 1 of each year, beginning on December 1, 2007. The 2015 Notes and 2019 Notes, which are not redeemable at DHI’s option prior to maturity, will mature on June 1, 2015 and June 1, 2019, respectively. Other than with respect to interest rate and maturity date, the terms of the 2015 Notes and 2019 Notes are identical in all respects.

The Notes are DHI’s senior unsecured obligations and rank equal in right of payment to all of DHI’s existing and future senior unsecured indebtedness, and are senior to all of DHI’s existing, and any of its future, subordinated indebtedness. DHI’s secured debt and its other secured obligations are effectively senior to the Notes to the extent of the value of the assets securing such debt or other obligations. None of DHI’s subsidiaries have guaranteed the Notes and, as a result, all of the existing and future liabilities of DHI’s subsidiaries are effectively senior to the Notes. Dynegy, DHI’s parent company, also has not guaranteed the Notes, and the assets and operations that Dynegy owns through subsidiaries other than DHI do not support the Notes.

The Third Supplemental Indenture, the Fourth Supplemental Indenture and the Indenture contain affirmative and negative covenants and customary events of default. Upon the occurrence of an event of default with respect to the 2015 Notes or the 2019 Notes, the trustee or the holders of the 2015 Notes or the 2019 Notes (as the case may be) may declare all outstanding 2015 Notes or 2019 Notes (as the case may be) to be due and payable immediately.

The Notes are being offered by the Purchasers only to qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are so registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions.

In connection with the issuance of the Notes, DHI and the Purchasers entered into a registration rights agreement, dated as of May 24, 2007 (the “Registration Rights Agreement”), pursuant to which DHI has agreed to offer to exchange the 2015 Notes for a new issue of substantially identical notes and to exchange the 2019 Notes for a new issue of substantially identical notes, in each case registered under the Securities Act. In the event DHI breaches its obligations under the Registration Rights Agreement with respect to the 2015 Notes and/or the 2019 Notes, DHI will be obligated to pay additional interest to the holders of the 2015 Notes and/or the 2019 Notes (as the case may be).

Copies of the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Registration Rights Agreement, attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, are incorporated herein by reference.

DHI used the net proceeds from the sale of the Notes pursuant to the Purchase Agreement to repay a portion of the approximately $1.8 billion of net debt (debt less restricted cash and investments) of the entities (the “Acquired Entities”) acquired by Dynegy on April 2, 2007 pursuant to the Plan of Merger, Contribution and Sale Agreement, dated as of September 14, 2006, by and among Dynegy, Dynegy Illinois, Falcon Merger Sub Co. and certain entities in the LS Power Group, a privately held power plant investor, developer and manager; the Acquired Entities were subsequently contributed to DHI by Dynegy and are now DHI’s directly owned subsidiaries. Specifically, and in connection with the completion of the Credit Agreement Amendment, DHI, on May 24, 2007, repaid:

(i) the outstanding borrowings under each of the First Lien Credit Agreement and Second Lien Credit Agreement, each dated as of May 4, 2006 and each by and among LSP Gen Finance Co, LLC (now named Dynegy Gen Finance Co, LLC), as borrower, and the guarantors, lenders and other parties thereto (collectively, the “Gen Finance Credit Agreements,” with outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $1.07 billion);

(ii) the $500,000,000 Special Letter of Credit Facility Agreement, dated as of May 4, 2006, and the $150,000,000 First Lien Letter of Credit Facility Agreement, dated as of August 3, 2006, each by and among LSP Gen Finance Co, LLC (now named Dynegy Gen Finance Co, LLC), as borrower, and the guarantors, lenders and other parties thereto (collectively, the “Gen Finance LC Facilities,” with no amounts outstanding (other than fee obligations) as of March 31, 2007);

(iii) the outstanding borrowings under the Credit Agreement, dated as of October 7, 2005, by and among LSP-Kendall Energy, LLC (now named Dynegy Kendall Energy, LLC), as borrower, and the lenders and other parties thereto (the “Kendall Facilities,” with outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $396 million); and

(iv) the outstanding borrowings under the Amended and Restated First Lien Credit Agreement and Second Lien Credit Agreement, each dated as of May 5, 2006 and each by and among Ontelaunee Power Operating Company, LLC, as borrower, and the lenders and other parties thereto (collectively, the “Ontelaunee Facilities,” with outstanding borrowings as of March 31, 2007 in the aggregate principal amount of approximately $150 million, and, together with the Gen Finance Credit Agreements, the Gen Finance LC Facilities and the Kendall Facilities, the “Acquired Entities Facilities”).

Each of the Acquired Entities Facilities contained affirmative covenants, negative covenants and events of default that are customary for similar agreements. A discussion of the Acquired Entities Facilities is set forth in note (8) entitled “Financing Arrangements” to the financial statements of the Acquired Entities included in the Current Report on Form 8-K/A of Dynegy, Dynegy Illinois and DHI filed with the SEC on May 2, 2007, which discussion is incorporated herein by reference.

The Gen Finance Credit Agreements, the Gen Finance LC Facilities, the Kendall Facilities and the Ontelaunee Facilities are attached hereto as Exhibits 10.3 and 10.4, Exhibits 10.5 and 10.6, Exhibit 10.7 and Exhibits 10.8 and 10.9, respectively, to the Current Report on Form 8-K of Dynegy, Dynegy Illinois and DHI filed with the SEC on April 6, 2007, and are incorporated herein by reference.

*    *    *    *

A copy of the press release issued by Dynegy and DHI on May 24, 2007, attached hereto as Exhibit 99.2 and announcing the completion of DHI’s private offering of the Notes and the completion of the Credit Agreement Amendment, is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

See Item 1.01 which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

(a) See Item 1.01 which is incorporated herein by reference.

Item 8.01	Other Events.

On May 24, 2007, Dynegy issued a press release related to the Selling Stockholder’s offer and sale of the shares of Dynegy’s Class A common stock pursuant to the Underwriting Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on May 24, 2007, Dynegy and DHI issued a press release announcing the completion of DHI’s private offering of the Notes and the completion of the Credit Agreement Amendment. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of May 21, 2007, by and among Goldman, Sachs & Co., Chevron U.S.A. Inc. and Dynegy Inc.

4.1	Third Supplemental Indenture, dated as of May 24, 2007, to that certain Indenture, originally dated as of September 26, 1996, as amended and restated as of March 23, 1998 and again as of March 14, 2001, by and between Dynegy Holdings Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee, as supplemented by that certain First Supplemental Indenture, dated as of July 25, 2003, and that certain Second Supplemental Indenture, dated as of April 12, 2006

4.2	Fourth Supplemental Indenture, dated as of May 24, 2007, to that certain Indenture, originally dated as of September 26, 1996, as amended and restated as of March 23, 1998 and again as of March 14, 2001, by and between Dynegy Holdings Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee, as supplemented by that certain First Supplemental Indenture, dated as of July 25, 2003, that certain Second Supplemental Indenture, dated as of April 12, 2006, and that certain Third Supplemental Indenture, dated as of May 24, 2007

4.3	Registration Rights Agreement, dated as of May 24, 2007, by and among Dynegy Holdings Inc. and the several initial purchasers party thereto

10.1	Amendment No. 1, dated as of May 24, 2007, to the Fifth Amended and Restated Credit Agreement, dated as of April 2, 2007, by and among Dynegy Holdings Inc., as borrower,

Dynegy Inc. and Dynegy Illinois Inc., as parent guarantors, the other guarantors party thereto, the lenders party thereto and various other parties thereto.

99.1	Press Release by Dynegy Inc., dated May 24, 2007, with respect to the sale by Chevron U.S.A. Inc. of all 96,891,014 of its shares of Dynegy Inc.’s Class A common stock.

99.2	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated May 24, 2007, announcing the completion of (i) the private offering by Dynegy Holdings Inc. of $1,100,000,000 aggregate principal amount of its 7.75% Senior Unsecured Notes due 2019 and $550,000,000 aggregate principal amount of its 7.5% Senior Unsecured Notes due 2015 and (ii) the amendment to the Fifth Amended and Restated Credit Agreement of Dynegy Holdings Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Date: May 25, 2007	By:	/s/ Kent R. Stephenson
		Name:	Kent R. Stephenson
		Title:	Senior Vice President

DYNEGY HOLDINGS INC.
(Registrant)

Date: May 25, 2007	By:	/s/ Kent R. Stephenson
		Name:	Kent R. Stephenson
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 21, 2007, by and among Goldman, Sachs & Co., Chevron U.S.A. Inc. and Dynegy Inc.

4.1	Third Supplemental Indenture, dated as of May 24, 2007, to that certain Indenture, originally dated as of September 26, 1996, as amended and restated as of March 23, 1998 and again as of March 14, 2001, by and between Dynegy Holdings Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee, as supplemented by that certain First Supplemental Indenture, dated as of July 25, 2003, and that certain Second Supplemental Indenture, dated as of April 12, 2006

4.2	Fourth Supplemental Indenture, dated as of May 24, 2007, to that certain Indenture, originally dated as of September 26, 1996, as amended and restated as of March 23, 1998 and again as of March 14, 2001, by and between Dynegy Holdings Inc. and Wilmington Trust Company (as successor to JPMorgan Chase Bank, N.A.), as trustee, as supplemented by that certain First Supplemental Indenture, dated as of July 25, 2003, that certain Second Supplemental Indenture, dated as of April 12, 2006, and that certain Third Supplemental Indenture, dated as of May 24, 2007

4.3	Registration Rights Agreement, dated as of May 24, 2007, by and among Dynegy Holdings Inc. and the several initial purchasers party thereto

10.1	Amendment No. 1, dated as of May 24, 2007, to the Fifth Amended and Restated Credit Agreement, dated as of April 2, 2007, by and among Dynegy Holdings Inc., as borrower, Dynegy Inc. and Dynegy Illinois Inc., as parent guarantors, the other guarantors party thereto, the lenders party thereto and various other parties thereto.

99.1	Press Release by Dynegy Inc., dated May 24, 2007, with respect to the sale by Chevron U.S.A. Inc. of all 96,891,014 of its shares of Dynegy Inc.’s Class A common stock.

99.2	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated May 24, 2007, announcing the completion of (i) the private offering by Dynegy Holdings Inc. of $1,100,000,000 aggregate principal amount of its 7.75% Senior Unsecured Notes due 2019 and $550,000,000 aggregate principal amount of its 7.5% Senior Unsecured Notes due 2015 and (ii) the amendment to the Fifth Amended and Restated Credit Agreement of Dynegy Holdings Inc.